The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

Via Edgar

September 3, 2013

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account K

File Number: 811-08736

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account K, a unit investment trust registered under the Act, sent to contract owners the Annual Reports of the participating funds of the following underlying management investment companies:

Underlying Management Investment Company

RS Variable Products Trust

AllianceBernstein Variable Products Series Fund, Inc.

American Century Variable Portfolio Funds

Value Line Strategic Asset Management Trust

Fidelity Variable Insurance Products Funds

Invesco Variable Insurance Funds

Gabelli Capital Series Funds, Inc.

Janus Institutional Shares Portfolio

MFS Variable Insurance Trust

This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies filed or will file its Annual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Vice President and Equity Counsel